SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: October 20, 2000


                               ALPHA FIBRE, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                    COLORADO
                (State or Other Jurisdiction of Incorporation)


              000-25013                                 05-0499527
        (Commission File Number)         (I.R.S. Employer Identification Number)

      801 Falmouth Street,
      Thousand Oaks, California                           91362
(Address of Principal Executive Offices)                (Zip Code)


                                (805) 497-8900
              (Registrant's Telephone Number, Including Area Code)

            ------------------------------------------------------

                           FORWARD LOOKING STATEMENTS

            ------------------------------------------------------

THIS FORM 8-K AND OTHER STATEMENTS ISSUED OR MADE FROM TIME TO TIME BY
ALPHA FIBRE, INC. (HEREINAFTER REFERRED TO AS "ALPHA" AND/OR "COMPANY" AND/OR "REGISTRANT") OR ITS REPRESENTATIVES CONTAIN STATEMENTS WHICH MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934, ASAMENDED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

FIFTEEN U.S.C.A. SECTIONS 77Z-2 AND 78U-5 (SUPP. 1996). THOSE STATEMENTS INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF ALPHA AND MEMBERS OF ITS MANAGEMENT TEAM AS WELL AS THE ASSUMPTIONS ON WHICH SUCH STATEMENTS ARE BASED.

PROSPECTIVE INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS CURRENTLY KNOWN TO MANAGEMENT THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD-LOOKING STATEMENTS ARE SET FORTH IN THE SAFE HARBOR COMPLIANCE STATEMENT FOR FORWARD-LOOKING STATEMENTS INCLUDED AS EXHIBIT 99.1 TO THIS FORM 8-K, AND ARE HEREBY INCORPORATED HEREIN BY REFERENCE. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS OR CHANGES TO FUTURE OPERATING RESULTS OVER TIME.

                       INFORMATION INCLUDED IN THIS REPORT


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

BACKGROUND INFORMATION

An Agreement and Plan of Merger and Reorganization (the "Alpha Agreement") was executed on September 19, 2000 by and among OAK BROOK CAPITAL III, INC. ("OAK BROOK") and ALPHA FIBER MERGER CORPORATION ("ALPHA"). OAK BROOK is a corporation duly organized and validly existing under the laws of the State of Colorado, with its registered office at 17 West Cheyenne Mountain Boulevard, Colorado Springs, Colorado 80906 its principal executive office at 1250 Turks Head Building, Providence, Rhode Island 02903, and its phone number is (401) 272-5800; ALPHA FIBER MERGER CORPORATION is a corporation duly organized and validly existing under the laws of the State of Colorado, with its registered office located in the city of Colorado Springs, State of Colorado, its principal executive office at 801 Falmouth Street, Thousand Oaks, California and its phone number is (805) 497-8900.

A Plan and Agreement of Merger and Reorganization (the "Jovus Agreement") was executed on September 19, 2000 by and among OAK BROOK, FORTE HOLDINGS, LTD., ("FORTE") and JOVUS, LTD. OAK BROOK is described in the preceding paragraph; FORTE, a wholly-owned subsidiary of OAK BROOK, is a corporation duly organized and validly existing under the laws of St. Vincent and the Grenadines, with its registered office located at Trust House, 112 Bonadie Street, Kingstown,
St. Vincent and its phone number is (784) 457-1145; JOVUS is a corporation duly organized and validly existing under the laws of St. Vincent and the Grenadines, its registered office at Trust House, 112 Bonadie Street,
Kingstown, Saint Vincent and its phone number is (784) 457-1145.

The respective boards of directors of OAK BROOK and ALPHA deemed it desirable and in the best interests of their respective corporations, for OAK BROOK to acquire the outstanding capital stock of ALPHA in exchange for One Million
One Hundred Ninety-Eight Thousand Fifty-Five (1,198,055) shares of the common stock of OAK BROOK and have proposed, declared advisable and approved such exchange (collectively, the "ALPHA Merger") pursuant to the ALPHA Agreement, which Agreement have been duly approved by resolutions of the respective boards of directors and a vote by the shareholders of Oak Brook and Alpha.

The respective Boards of Directors OAK BROOK and JOVUS deemed it desirable and in the best interests of their respective corporations, for OAK BROOK to acquire the outstanding capital stock of JOVUS in exchange for Six Million Five Hundred Ninety-Four Thousand Four Hundred Forty-Seven (6,594,447) shares of the common stock of OAK BROOK and have proposed, declared advisable and approved such exchange (collectively, the "JOVUS Merger") pursuant to the JOVUS Agreement, which Agreement has been duly approved by resolutions of the respective boards of directors and a vote by the shareholders of Oak Brook and JOVUS.


AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors and shareholders have unanimously approved for the restatement and amendment of the Company's Articles of Incorporation in order to change the Company's name to "ALPHA FIBRE, INC.".

Approval of the restatement and amendment has not resulted in any other material amendment or change to the Company's Articles of Incorporation. The restatement and amendment is required to effect the Company's acquisition of ALPHA and/or JOVUS.

APPROVAL OF PLAN AND AGREEMENT OF MERGER OF OAK BROOK AND ALPHA

The Board of Directors has unanimously approved, and recommended for shareholder approval, an Agreement and Plan of Merger and Reorganization (the "Alpha Merger"), whereby OAK BROOK acquired all issued and outstanding capital stock of ALPHA in exchange for One Million One Hundred Ninety-Eight Thousand Fifty-Five (1,198,055) of the Common Stock of
OAK BROOK.

APPROVAL OF THE PLAN AND AGREEMENT OF MERGER OF OAK BROOK AND  JOVUS

The Board of Directors has unanimously approved, and recommended for shareholder approval, a Plan and Agreement of Merger and Reorganization (the "Jovus Merger"), whereby OAK BROOK acquired all issued and outstanding capital stock of JOVUS in exchange for Six Million Five Hundred Ninety-Four Thousand Four Hundred Forty-Seven (6,594,447) of the Common Stock of OAK BROOK.

Hereinafter, unless otherwise specified, the Alpha Merger and the Jovus Merger shall be collectively referred to as the "Merger."

ELECTION OF DIRECTORS

At the Meeting, the successors to the current Board of Directors were elected for a term of office, such term to commence on the effective date of the Merger. The directors who were chosen to fill vacancies on the Board shall hold office until the next election for which nominee directors are chosen, and until their successors are duly elected by the stockholders.

EFFECT OF ALPHA MERGER

In all other respects, the identity, existence, purposes, powers, objects, franchises, rights, and immunities of OAK BROOK shall continue unaffected and unimpaired by the Merger.

The corporate identity, existence, purposes, powers, objects, franchises, rights, and immunities of ALPHA have been wholly merged with and into the Surviving Corporation, and the Surviving Corporation has been fully vested therewith. Accordingly, on the Effective Date, the separate existence of ALPHA, except in so far as continued by statute, ceased.

The laws of Colorado shall continue to govern OAK BROOK. On and after the Effective Date, the Articles of Incorporation of OAK BROOK (the "Articles") shall continue until further amended in the manner provided by law and in such Articles of Incorporation. On the Effective Date, the bylaws of OAK BROOK
(the "Restated Bylaws") shall continue until altered, amended, or repealed, or until new bylaws shall be adopted in accordance with the provisions of law, the Articles, and the Restated Bylaws.

EFFECT OF JOVUS MERGER

In all other respects, the identity, existence, purposes, powers, objects, franchises, rights, and immunities of OAK BROOK and JOVUS shall continue unaffected and unimpaired by the JOVUS Merger. Upon consummation of the JOVUS Merger, FORTE ceased to exist as a separate entity.

The laws of Colorado shall continue to govern OAK BROOK and the laws of St. Vincent and the Grenadines shall continue to govern JOVUS. On and after the Effective Date, the Articles of Incorporation of FORTE (the "Articles") became the Articles of Incorporation of JOVUS, until further amended in the manner provided by law and in such articles of incorporation. On the Effective Date, the bylaws of FORTE (the "Restated Bylaws") became the
Bylaws of JOVUS until altered, amended, or repealed, or until new bylaws shall be adopted in accordance with the provisions of law, the Articles, and the Restated Bylaws.

CONVERSION OF ALPHA'S STOCK AND OTHER SECURITIES

ALPHA shareholders will surrender one hundred percent (100%) of their issued and outstanding common and preferred shares to OAK BROOK. In exchange for receipt of one hundred percent (100%) of ALPHA shares, OAK BROOK, on the terms and subject to the conditions herein set forth, shall issue and deliver to ALPHA shareholders:

   On the Closing Date, 1,198,055 Common Shares, no par value ("OAK BROOK Common Stock"), of OAK BROOK, on a share-for-share basis, registered in the name of each ALPHA shareholder or its nominee.

   OAK BROOK Common Stock

   None of the currently issued and outstanding shares of OAK BROOK Common Stock, no par value, issued and outstanding at the effective time of the ALPHA Merger shall be converted as a result of the ALPHA Merger;

-- Fractional Interests

   No fractional shares of preferred or common stock of OAK BROOK or certificate or scrip representing the same shall be issued. In lieu thereof each holder of ALPHA shares having a fractional interest arising upon such conversion will be rounded up into one full additional share of common stock of OAK BROOK;

-- Status of Common Stock

   All shares of common stock of OAK BROOK into which ALPHA shares are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such OAK BROOK Common Stock;

-- Independent Appraisal, Right to Dissent and Obtain Payment for Shares

   Procedures for Protection of Dissenter's Rights. In order to establish a "fair value" for the ALPHA shares which are paid in cash in lieu of conversion into the shares of OAK BROOK, the Board of Directors of ALPHA established the value of ALPHA shares prior to the ALPHA Merger, and shall afford to such shareholders of ALPHA all of the rights, and implement the procedures for protection of dissenters' rights, pursuant to the provisions of the Colorado Business Corporation Act, as amended, the terms and provisions of which are hereby incorporated by reference and made a part hereof.

ALPHA SHAREHOLDER DISSENTER'S RIGHTS

The Board of Directors of ALPHA established the value of ALPHA's shares prior to the ALPHA Merger, and shall afford to the shareholders of ALPHA all of the rights, and implement the procedures for protection of dissenters' rights, pursuant to the provisions of the Colorado Business Corporation Act.
The capital surplus and retained earnings accounts of ALPHA shall be determined, in accordance with generally accepted accounting principles, by the board of directors of ALPHA. Nothing herein shall prevent the board of directors of ALPHA from making any future changes in its accounts in accordance with law.

INVESTMENT REPRESENTATION LETTER

At the Closing, each of the ALPHA shareholders executed and delivered to ALPHA an investment representation letter statement in such form as reasonably requested by counsel.

CONVERSION OF JOVUS' STOCK AND OTHER SECURITIES

JOVUS shareholders will surrender one hundred percent (100%) of their issued and outstanding common and preferred shares to OAK BROOK. In exchange for receipt of one hundred percent (100%) of JOVUS shares, OAK BROOK, on the terms and subject to the conditions herein set forth, shall issue and deliver to JOVUS shareholders:

   On the Closing Date, 6,594,447 Common Shares, no par value ("OAK BROOK Common Stock"), of OAK BROOK, on a 1 share -for- 5.514 share basis, registered in the name of each JOVUS shareholder or its nominee.

 OAK BROOK Common Stock

   None of the currently issued and outstanding shares of OAK BROOK Common Stock, no par value, issued and outstanding at the effective time of the JOVUS Merger shall be converted as a result of the JOVUS Merger;

-- Fractional Interests

   No fractional shares of preferred or common stock of OAK BROOK or certificate or scrip representing the same shall be issued. In lieu thereof each holder of JOVUS shares having a fractional interest arising upon such conversion will be rounded up into one full additional share of common stock of OAK BROOK;

-- Status of Common Stock

   All shares of common stock of OAK BROOK into which JOVUS shares are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such OAK BROOK Common Stock;

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

BENEFICIAL OWNERSHIP OF ALPHA SECURITIES

The following table sets forth certain information regarding beneficial ownership of ALPHA Common Stock as of August 5, 2000 by (i) each person known by ALPHA to own beneficially more than 5% of the outstanding Common Stock, (ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

COMMON SHARES OWNED
Name and Address                    Number of           Title of
                                    Shares Owned        Class Owned
                                    Beneficially
----------------                    -------------       -------------

Deborah Kern                               -            N/A
801 Falmouth St.
Thousand Oaks, CA

Robert Nagy                                -            N/A
139B Market St.
Charleston, SC 29401

Ellen V. Aidinoff                     36,636            Common Shares
c/o Deborah Kern
801 Falmouth St.
Thousand Oaks, CA

William L. Sutton and                 21,981            Common Shares
Mayra A. Sutton, JTWROS
c/o Deborah Kern
801 Falmouth St.
Thousand Oaks, CA

Michael Newburg                       25,645            Common Shares
c/o Deborah Kern
801 Falmouth St.
Thousand Oaks, CA

Crown Legacy, LP                     125,783            Common Shares
c/o Deborah Kern
801 Falmouth St.
Thousand Oaks, CA

Thomas Todd                           73,272            Common Shares
c/o Deborah Kern
801 Falmouth St.
Thousand Oaks, CA


-------------------------------------------------------

BENEFICIAL OWNERSHIP OF JOVUS SECURITIES

The following table sets forth certain information regarding beneficial ownership of JOVUS common stock as of August 5, 2000 by (i) each person known by JOVUS to beneficially own more than 5% of the outstanding common stock (ii) each director, and (iii) all executive officers and directors as a group. Each person has voting and sole investment or dispositive power with respect to the shares shown except as noted.

COMMON SHARES OWNED

Name and Address                      Number of              Title of Class
                                      Shares Beneficially    Owned
                                      Owned
----------------                      -------------------    --------------

Deborah Kern                            4,500,000            Common Shares
801 Falmouth St.
Thousand Oaks, CA 91362

Robert Nagy                               300,000            Common Shares
139B Market St.
Charleston, SC

Smith & Butler Construction, Inc.       2,000,000            Common Shares
1735 Mallow Ct.
Carlsbad, CA 92009

Matrix 8                               13,220,056            Common Shares
112 Bonadie St.
St. Vincent

DIVIDENDS

The Company has never paid dividends with respect to the Common Stock and currently does not have any plans to pay cash dividends in the future.
There are no contractual restrictions on the Company's present or future ability to pay dividends. Future dividend policy is subject to the discretion of the Board of Directors and is dependent upon a number of factors, including future earnings, capital requirements and the financial condition of the Company. The Colorado Business Corporation Act provides that a corporation may not pay dividends if the payment would reduce the remaining net assets of the corporation below the corporation's stated capital plus amounts constituting a liquidation preference to other security holders.


DIRECTORS AND EXECUTIVE OFFICERS

In 1998 and 1999, the Board of Directors met informally on a number of occasions, voting on corporate actions by written consent.


DIRECTORS

The following table sets forth the ages of and positions and offices presently held by each new director of the Company. For information about ownership of the Company's Securities by each nominee director, see "BENEFICIAL OWNERSHIP OF ALPHA SECURITIES."

                                    Date First
                                    Became       Positions and Offices
Name                        Age     Director     With the Company**
-------------------------   ----    ----------   ------------------------
Dr. Prabhat Krishnaswamy    42      10-20-2000   Chief Technology Officer

Deborah L. Kern             47      10-20-2000   Chief Executive Officer

Robert J. Nagy                      10-20-2000   Chief Financial Officer

-------------------------------------------------------
** Nominees for election at this meeting.

PERSONAL BIOGRAPHIES

Will be included in Form 8-K, Item 1, Change in Control of the Registrant, to be filed on behalf of the issuer no later than December 31, 2000.

ITEMS 2 THROUGH 4, 6 THROUGH 9 NOT APPLICABLE.


ITEM 5. OTHER EVENTS.

ALPHA FIBER MERGER CORPORATION-

DESCRIPTION OF THE BUSINESS
ALPHA FIBER MERGER CORPORATION

ALPHA FIBER MERGER CORPORATION (the "Company or "AFI"), is a newly formed Colorado corporation. The Company holds exclusive worldwide commercialization, distribution and sales rights to unique, patentable processes which convert agricultural waste field straw into a highly valued fibrous plastic reinforcement material ("FIBE"). FIBEX represents a technological breakthrough that will revolutionize the plastics manufacturing industry by meeting market needs based on performance, weight, cost effectiveness and recyclability.

     AFI has established initial manufacturing protocols, produced trial run sample material, confirmed full commercial production feasibility, conducted preliminary independent testing, established trademark registration, licensed a patent pending technology and established patentability on a proprietary process, identified extensive markets and developed potential customers and strategic partners. Additionally, strong relationships have been built with growers, governments and financial institutions which management believes will aid in the successful construction and operation of its manufacturing facilities in Canada where there is a significant, readily available supply of the specific raw material required. The Company anticipates beginning plant construction in the Fall of 2000, and also anticipates that the plant to be in operation in mid-2001.

     The Company's strategic plan focuses on initially developing manufacturing facilities to produce FIBEX as a primary reinforcement material to plastic products manufacturers. In the future, the Company may establish separate wholly owned or joint ventured manufacturing facilities for the production of various highly profitable finished composite and artificial wood products.

FIBEX

     The product - FIBEX- is a new fiber reinforcement material with unique characteristics valuable to the thermoplastics industry. As the name implies, it has a fibrous character, which enables superior bonding to polymers. The resulting composite has strength performance similar to fiberglass reinforced plastic, but without the weight penalty of fiberglass. Fiberglass is the premium reinforcement material utilized for adding strength to plastic composite products. Based on test data, AFI anticipates being able to achieve weight reductions of 10% to 20% as compared to fiberglass. FIBEX will be cost effective and competitively priced relative to its value in the marketplace. Additionally, the FIBEX composite can be ground up and recycled by being incorporated into new products. Independent testing has confirmed these characteristics. The unique properties of FIBEX have tremendous value to plastic products manufacturers, solving long term problems for the industry, such as weight, strength, stiffness, recyclability and product life-cycle. Weight reduction as a result of using FIBEX is significant both for structural applications such as plastic lumber as well as in automotive applications where this contributes to vehicles with higher fuel efficiency.

     Based upon the Company's research, management believes there is a tremendous interest in natural fibers resulting from the demand of the plastics industry for light, strong, cost effective reinforcement materials.

Additionally, the lack of recyclability of mineral and glass filled plastic has been a major motivating factor for the development of alternative materials. The Company believes it is well ahead of any other company researching natural fibers, and to the Company's knowledge, stands alone in the industry with two commercially viable, proprietary technologies ready for implementation.

Market Opportunity

     AFI has identified existing markets representing over $200 million in potential annual sales which it believes can be penetrated relatively quickly in order to establish the utility of FIBEX. The Company feels there is a significant near-term opportunity in the injection molding industry for this exceptional fiber, particularly for bins, totes and containers. Reinforcement materials have been used by the thermoplastics industry for years to improve the overall characteristics and performance of the plastic. Current industry practice is to combine virgin or recycled polymers with other materials such as minerals or fiberglass to manufacture a wide variety of thermoplastic products.

Management believes that most consumers are not aware of the fact that the majority of "plastic" products contain a significant amount of non-polymer filler or reinforcement material. The Company believes that the qualities of FIBEX will position it as the premier alternative to current polymer compound reinforcement materials. Plastic manufacturers, without retooling or major modifications to their production line, can replace what they are currently using with FIBEX. The injection molding industry is seeking materials like FIBEX for performance, weight, cost and recyclability characteristics. There is also significant near term opportunity in the material handling market for an alternative reinforcement material to manufacture composite pallets and specialty containers. Overall, these products, when produced from plastic resins and FIBEX, will provide the solutions to various problems this industry has been facing, and seeking to solve, for quite some time. AFI is prepared to capitalize on the opportunities presented by these traditional markets.

     The automotive industry is especially keen on natural fibers as composite reinforcement materials for the recyclability and overall weight reduction characteristics of such fibers. FIBEX can be utilized for everything from dashboards, interior components, and electrical housings to trunk liners. Currently, some automotive companies are endeavoring to replace fiberglass as a primary reinforcement for polypropylene in automotive interior applications.

     The Company is also investigating the potentially significant emerging markets for plastic lumber and reinforced concrete. Management believes that the Company's markets are large and growing rapidly. The Company feels that acceptance by only one or two of the Company's early target customers should result in other end-product manufacturers quickly pulling FIBEX into their manufacturing process as they see the benefits achieved by major players in related industries. This, together with exceptional opportunities for new products made possible by FIBEX, give AFI the potential for rapid, sustained growth.

Management / Advisors

     AFI feels it has attracted professionals with high caliber talent, expertise, and experience who are committed to achieving its success. In addition to key industry experts, the Company has secured the services of an international engineering, construction and construction management firm, a business finance and venture capital partner experienced with assisting early stage companies with public market access, and United States and Canadian counsel experienced in international law, intellectual property protection, and private and public securities offerings.

Strategic Alliances / Development Partners

     The Company has established relationships with market leaders for strategic alliances and product development. These companies hold significant market share in their product categories and were chosen by AFI because they ideally fit our strategy due to their commitment to product improvement through innovation, as well as their size, market penetration and product diversity. The acceptance of FIBEX by these market leaders will serve to immediately confirm the superior qualities of FIBEX and provide AFI with key market access. Our negotiations contemplate their independent development and testing of prototype products incorporating FIBEX. Several of the companies have expressed an interest in a financial investment in the Company. We anticipate that the development partners will negotiate purchase contracts for FIBEX prior to plant completion.

Current Test Results

     Trials have been conducted using FIBEX to reinforce both high-density polyethylene (HDPE) and polypropylene (PP), the two most extensively used thermoplastic resins. The trial specimens were successfully produced containing 25% and 40% FIBEX by weight with the use of coupling agents. Results from the evaluation of mechanical properties of the first samples show a 250 % increase in the stiffness (modulus) for HDPE and a 175% increase for PP, as compared to unfilled resin. These increases in stiffness make FIBEX a very attractive reinforcement for plastic resins in all market segments.

     A comparison of the mechanical properties of FIBEX reinforced HDPE to those of commercially available plastic lumber, one major potential market, is even more impressive. The stiffness and strength values for FIBEX are better than those for all other types of fillers and reinforcers such as talc, mica, and woodflour. In comparison to fiberglass, the bending stiffness and bending strength of FIBEX reinforced thermoplastic is equal to the fiberglass reinforced thermoplastic. This is significant because it means that FIBEX can replace fiberglass in structural plastic applications. When compared to other unfilled and natural material filled products on the market, preliminary tests indicate increases in strength and stiffness from 37% to 255%, and 168% to 287%, respectively.

     AFI is currently optimizing the processing and compounding stages of FIBEX based reinforced thermoplastic and expects the results to show further increases in the mechanical and physical properties.

Technology

     AFI, through an affiliated company, has recently licensed a patent pending technology that offers us a significant economic advantage. The technology allows AFI to eliminate steps in the production process, saving capital and operating costs. The technology further enhances our leading position in the race to deliver flax fiber with enhanced mechanical properties to the plastics industry and, more specifically, to the automotive industry. The license gives us worldwide exclusive rights to the technology for the applications we are pursuing.

     Additional product protection strategies may include process and product patents. AFI's patent attorneys have opined that our original proprietary technology and Fibex as a unique product are patentable. This may dictate securing more broadly based patents encompassing both the FIBEX production process, the unique attributes it brings to the compounding process in general and perhaps to specific compounded products. FIBEX has been trademarked in the U.S. and filings will follow in Canada.

Initial Plant Site

     Due to the abundance of its raw material supply for the manufacture of FIBEX, AFI intends to locate its first operating plants in the province of Saskatchewan, Canada. Local and provincial government support has been established, and is evidenced by commitments to provide to AFI land, infrastructure and attractive tax incentives, along with training programs and substantial wage reimbursements. Additionally, AFI has the pledged support of government agencies and community leaders to organize a cooperative to ensure a long-term supply of quality raw material. Canada Farm Credit, CIBC (the largest commercial bank in Canada), and several other financing entities have expressed strong interest in arranging any required debt financing.

JOVUS, LTD.- is a St. Vincent corporation. Its primary purpose is to own and/or hold intellectual property and the rights pertaining thereto. It has no other operations.

COMPETITION

  The plastics industry in which the Company operates is highly competitive. Some of the company's principal competitors in certain business lines are substantially larger and better capitalized than the Company. Because of these resources, these companies may be better able than the Company to obtain new customers and to pursue new business opportunities or to survive periods of industry consolidation.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.
---------------------------------

As of the date of the filing of this Current Report on Form 8 K, the Registrant's Independent Auditor, Bersch Accounting, sc, is completing the consolidated audit of the historical financial statements of ALPHA FIBRE that will provide for financial statement requirements prescribed by this Item 7(a).

In accordance with Item 7(a)(4) of Form 8 K, such financial statements will be provided as soon as practicably possible, but in any event no later than December 31, 2000.


(b)  Pro Forma Financial Information.

The pro forma financial statement required by this Item 7(b) will be filed no later than December 31, 2000.

ALPHA'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

  The following discussion should be read in conjunction with the Financial Statements and related notes thereto to be filed subsequently.

PLAN OF OPERATION

ALPHA

ALPHA does not currently have any external sources of working capital. ALPHA's Management has not entered into any commitments for significant capital expenditures. Furthermore, there are no plans to hire additional employees unless Management is successful in securing a substantial capital infusion.
On September 19, 2000 ALPHA entered into an Agreement with OAK BROOK. This transaction was structured as a reverse acquisition whereby the existing shareholders of ALPHA obtained control of OAK BROOK. At completion of this business combination transaction, there can be no assurance that the combined companies will have sufficient funds to undertake any significant development, marketing and manufacturing activities. Accordingly, the combined companies will be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined companies might be required to issue a substantial equity position. There is no assurance that the combined companies will be able to obtain additional financing on terms acceptable to the combined companies. If Management is successful in obtaining additional funding, these funds will be used primarily to provide working capital needed for repayment of outstanding notes payable, product development, sales and marketing expense and to finance research, development and advancement of intellectual property concerns. A description of the ALPHA business is provided above.


JOVUS

JOVUS does not currently have any external sources of working capital. JOVUS's Management has not entered into any commitments for significant capital expenditures. On September 19, 2000, JOVUS entered into an Agreement to effectively become a wholly-owned subsidiary of OAK BROOK. This transaction was structured as a forward triangular merger whereby the existing shareholders of JOVUS obtained shares of the common stock of OAK BROOK.
At completion of this transaction, there can be no assurance that the combined companies will have sufficient funds to undertake any significant development, marketing and manufacturing activities. Accordingly, the combined companies are required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined companies might be required to issue a substantial equity position. There is no assurance that the combined companies will be able to obtain additional financing on terms acceptable to the combined companies. If Management is successful in obtaining additional funding, these funds will be used primarily to provide working capital needed for repayment of outstanding notes payable,software development, sales and marketing expense and to finance research,development and advancement of intellectual property concerns. A description of the JOVUS business is provided above.

LIQUIDITY AND CAPITAL RESOURCES

The Company remains in the development stage and, since inception, has experienced no significant change in liquidity or capital resources or stockholder's equity. The Company's balance sheet as of June 30, 2000, reflects a current asset value of $0.00, and a total asset value of $0.00 in the form of cash and capitalized organizational costs.

The Company will carry out its plan of business as discussed above.

RESULTS OF OPERATIONS

During the period from November 24, 1999 (inception) through June 30, 2000, the Company has engaged in no significant operations other than organizational activities, acquisition of capital and preparation for reporting as a registrant under Section 12 of the Securities Exchange Act of 1934, as amended. No revenues were received by the Company during this period.

Need for Additional Financing

The Company believes that its existing capital will be sufficient to meet the Company's cash needs, including the costs of compliance with the continuing reporting requirements of the Securities Exchange Act of 1934, as amended, for a period of approximately one year.

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") issued by the Financial Accounting Standards Board ("FASB"), under which deferred tax assets and liabilities are provided on differences between the carrying amounts for financial reporting and the tax basis of assets and liabilities for income tax purposes using the enacted tax rates. Under SFAS 109, deferred tax assets may be recognized for temporary differences that will result in deductible amounts in future periods. A valuation allowance is recognized, if on the weight of available evidence, it is more likely than not that some portion or the entire deferred tax asset will not be realized.

NEW ACCOUNTING PRONOUNCEMENTS

Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121") issued by the FASB, is effective for financial statements for fiscal years beginning after December 15, 1995.The standard establishes new guidelines regarding when impairment losses on long-lived assets, which include plant and equipment, certain identifiable intangible assets, and goodwill, should be recognized and how impairment losses should be measured. The Company does not expect adoption to have a material effect on its financial position or results of operations. Statement of Financial

Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") issued by the FASB, is effective for specific transactions entered into after December 15, 1995. The disclosure requirements of SFAS
123 are effective for financial statements for fiscal years beginning no later than December 15, 1995. The new standard established a fair value method of accounting for stock-based compensation plans and for transactions in which an entity acquires goods or services from non-employees in exchange for equity instruments. The Company does not expect adoption to have a material effect on its financial position or results of operations.

FEDERAL INCOME TAX ASPECTS OF INVESTMENT IN THE COMPANY

The discussion contained herein has been prepared by the Company and is based on existing law as contained in the Code, amended United States Treasury Regulations ("Treasury Regulations"), administrative rulings and court decisions as of the date of this Registration Statement. No assurance can be given that future legislative enactments, administrative rulings or court decisions will not modify the legal basis for statements contained in this discussion. Any such development may be applied retroactively to transactions completed prior to the date thereof, and could contain provisions having an adverse affect upon the Company and the holders of the Common Stock. In addition, several of the issues dealt with in this summary are the subjects of proposed and temporary Treasury Regulations. No assurance can be given that these regulations will be finally adopted in their present form.

Y2K COMPLIANCE

ALPHA

ALPHA has conducted an assessment of issues related to the Year 2000 and determined that all its computer driven systems and software in use are able to recognize, calculate, and display data-related dates correctly after the year 1999. ALPHA can not determine the impact the Year 2000 will have on its key suppliers. However, if ALPHA's key suppliers do not convert their systems to become Year 2000 compliant, ALPHA may be adversely impacted.

JOVUS

JOVUS has conducted an assessment of issues related to the Year 2000 and determined that all its computer driven systems and software in use are able to recognize, calculate, and display data-related dates correctly after the year 1999. JOVUS can not determine the impact the Year 2000 will have on its key suppliers. However, if JOVUS's key suppliers do not convert their systems to become Year 2000 compliant, JOVUS may be adversely impacted.


FORWARD LOOKING STATEMENT

This Management's Discussion and Analysis of Financial Condition and Results of Operations includes a number of forward-looking statements that reflect Management's current views with respect to future events and financial performance. Those statements include statements regarding the intent, belief or current expectations of ALPHA, and members of its management team as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. The Company believes that its assumptions are based upon reasonable data derived from and known about its business and operations and the business and operations of ALPHA. No assurances are made that actual results of operations or the results of the Company's future activities will not differ materially from its assumptions.


                               EXHIBIT INDEX


      Exhibit No.              Exhibit

x     2.10(a)                  Agreement and Plan of Merger and
                               Reorganization with Alpha Fiber
                               Merger Corporation

x     2.10(b)                  Plan and Agreement of Merger and
                               Reorganization with Jovus, Ltd.

x     2.11(a)                  Oak Brook/Alpha Fiber Articles of
                               Merger

x     2.11(b)                  Oak Brook/Jovus Articles of Merger

#     3(a)                     Articles of Incorporation

#     3(b)                     Bylaws

#     4(a)                     Agreements Defining Certain
                               Rights of Shareholders

#     4(b)                     Specimen Stock Certificate

x     5.10                     Legal Opinions (Nadeau & Simmons, P.C.)

                               Investment Representation Letter

      7                        Not applicable

      9                        Not applicable

      11                       Not applicable

      14                       Not applicable

      16                       Not applicable

      21                       Not applicable

x     23.1                     Consent of Counsel
                               (contained in Exhibit 5.1)

##    24.1                     Consent of CPA.

      27                       Financial Data Schedule

      28                       Not applicable

##    99.1                     Safe Harbor Compliance Statement
____________________________

x     filed herewith

#     previously filed

## incorporated herein by reference from Registrant's Definitive Information Statement, filed on Schedule 14C on June 12, 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form 8-K and has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Thousand Oaks, California on the 1st day of November, 2000.


ALPHA FIBRE, INC.

By:  /s/ Deborah L. Kern

________________________________
DEBORAH L. KERN,
President

Date: November 1, 2000


Pursuant to the requirements of the Securities Exchange Act of 1934, this Current Report on Form 8-K has been signed below by the following persons in the capacities and on the dates indicated.

Signature                Title                         Date

/s/Deborah L. Kern       President                     November 1, 2000
                         & Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Deborah L. Kern, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for then and in their name, place and stead, in any and all capacities, to sign any and all amendments this current report and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Exchange Act of 1934, this current report has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                   TITLE                          DATE
----------------            ---------------                --------------

/s/ Robert Nagy
ROBERT NAGY                 Vice President                 November 1, 2000

/s/ Dr. Prabhat Krishnaswamy
DR. PRABHAT KRISHNASWAMY    Chief Technology Officer       November 1, 2000

